Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Third Quarter Fiscal 2026 Financial Results

-	Q3 Net Sales of $135.7 Million
-	Q3 Gross Margin of 26.2%; Non-GAAP Gross Margin of 26.1%
-	Q3 EPS of $0.08/Share; Q3 Adjusted EPS of $0.08/Share

MARYVILLE, Tenn., March 5, 2026 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the third quarter of fiscal 2026, ended January 31, 2026.

Financial Highlights

•	Net sales were $135.7 million, an increase of $19.8 million, or 17.1%, from the comparable quarter last year.

•	Gross margin was 26.2% compared with 24.1% in the comparable quarter last year.

•	Net income was $3.8 million, or $0.08 per diluted share, compared with $2.1 million, or $0.05 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $3.6 million, or $0.08 per diluted share, compared with $1.4 million, or $0.03 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the relocation, expenses related to the grand opening of the Smith & Wesson Academy, and a gain on sale of certain real estate. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $16.8 million, or 12.4% of net sales, compared with $13.9 million, or 12.0% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “We were very pleased with our third quarter results, which demonstrated continued market share growth – while simultaneously maintaining resiliency in our pricing power and profitability. In particular, our handgun results were exceptional, with unit shipments into the sporting goods channel up 28%, while NICS was down 2.2%. Our momentum is strong and building, our brand and product assortment are driving continued healthy profitability, and we remain confident in the direction and trajectory of our business against the backdrop of a healthy and stable market.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Having focused on driving inventory levels down during the last twelve months, we are now turning our focus to increasing production to meet market demand, which should continue to have a positive impact on margins. We believe the strength of our brand, product assortment, and new product offerings are helping us drive growth and take share in an otherwise stable market. Therefore, we expect our fourth quarter sales will be up 10-12% over fiscal 2025 fourth quarter sales.” Consistent with our capital allocation strategy, our board of directors has authorized a $0.13 per share quarterly dividend, which will be paid to stockholders of record on March 19, 2026 with payment to be made on April 2, 2026.”

Conference Call and Webcast

The company will host a conference call and webcast on March 5, 2026 to discuss its third quarter fiscal 2026 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Interested parties in North America are invited to participate by dialing 1-877-704-4453. Interested parties from outside North America are invited to participate by dialing 1-201-389-0920. Participants should dial in at least 10 minutes prior to the start of the call. A live and archived webcast of the event will be available on the company’s website at www.smith-wesson.com under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net sales,” “non-GAAP gross profit,” “non-GAAP gross margin,” “non-GAAP operating expenses,” “non-GAAP operating income,” “non-GAAP net income,” “Non-GAAP net income per share – diluted,” “Adjusted EBITDAS,” “Adjusted EBITDAS Margin,” and “free cash flow” are presented. We use these non-GAAP financial measures to facilitate a comparison of our operating performance on a consistent basis from period to period that, when viewed in combination with our results prepared in accordance with GAAP, provides a more complete understanding of factors and trends affecting our business than does GAAP measures alone. We believe these financial measures assist our board of directors, management, investors, and other users of the financial statements in comparing our results on a consistent basis from period to period because it removes certain non-cash items and other items that we do not consider to be indicative of our core and/or ongoing operations. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) an accrued legal settlement, (vi) Smith & Wesson Academy grand opening expenses, (vii) relocation expense, including non-recurring third-party wind-down net sales and cost of sales related to the closure of an immaterial manufacturing location that was shut down as a result of the relocation, (xiii) a gain on sale of certain real estate, and (ix) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating our financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson® and Gemtech® brands. Additionally, the company provides manufacturing services such as forging and machining to third parties and offers world-class firearm training programs to Law Enforcement/Military departments and civilians at the Smith & Wesson Academy™ in Maryville, TN. For more information call (844) 363-5386 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that (i) our momentum is strong and building, our brand and product assortment are driving continued healthy profitability, and we remain confident in the direction and trajectory of our business against the backdrop of a healthy and stable market; (ii) we are now turning our focus to increasing production to meet market demand, which should continue to have a positive impact on margins; (iii) we believe the strength of our brand, product assortment, and new product offerings are helping us drive growth and take share in an otherwise stable market; and (iv) we expect our fourth quarter sales will be up 10-12% over fiscal 2025 fourth quarter sales. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the impact of tariffs; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the relocation; our ability to introduce new products and the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2025.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH &WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	January 31, 2026	April 30, 2025
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$18,421	$25,231
Marketable securities	5,041	—
Accounts receivable, net of allowances for credit losses of $5 on January 31, 2026 and April 30, 2025	50,834	55,868
Inventories	175,264	189,840
Prepaid expenses and other current assets	7,702	6,260
Income tax receivable	4,271	66

Total current assets	261,533	277,265

Property, plant, and equipment, net of accumulated depreciation and amortization of $390,467 on January 31, 2026 and $368,811 on April 30, 2025	238,578	242,648
Intangibles, net	2,195	2,409
Goodwill	19,024	19,024
Deferred income taxes	9,584	10,260
Other assets	7,090	8,006

Total assets	$538,004	$559,612

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,494	$26,887
Accrued expenses and deferred revenue	18,770	24,678
Accrued payroll and incentives	11,246	9,060
Accrued profit sharing	1,389	4,636
Accrued warranty	1,244	1,379

Total current liabilities	58,143	66,640

Notes and loans payable	74,056	79,096
Finance lease payable, net of current portion	32,644	33,703
Other non-current liabilities	9,743	7,719

Total liabilities	174,586	187,158

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 44,493,745 shares issued and outstanding on January 31, 2026 and 75,789,455 shares issued and 44,111,461 shares outstanding on April 30, 2025	44	76
Additional paid-in capital	—	298,075
Retained earnings	363,374	532,615
Treasury stock, at cost (no shares on January 31, 2026 and 31,677,994 shares on April 30, 2025)	—	(458,312)

Total stockholders’ equity	363,418	372,454

Total liabilities and stockholders’ equity	$538,004	$559,612

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2026	2025	2026	2025
	(In thousands, except per share data)
Net sales	$135,709	$115,885	$345,457	$333,899
Cost of sales	100,120	87,938	257,444	247,261

Gross profit	35,589	27,947	88,013	86,638

Operating expenses:
Research and development	2,412	2,869	7,852	7,605
Selling, marketing, and distribution	11,170	10,336	30,259	29,839
General and administrative	15,482	12,379	42,263	40,959
Gain on sale/disposition of assets, net	(188)	(2,382)	(231)	(2,521)

Total operating expenses	28,876	23,202	80,143	75,882

Operating income	6,713	4,745	7,870	10,756

Other expense, net:
Other income/(expense), net	185	—	523	(11)
Interest expense, net	(1,527)	(1,723)	(4,117)	(3,875)

Total other expense, net	(1,342)	(1,723)	(3,594)	(3,886)

Income before income taxes	5,371	3,022	4,276	6,870
Income tax expense	1,618	920	2,017	2,078

Net income	$3,753	$2,102	$2,259	$4,792

Net income per share:
Basic - net income	$0.08	$0.05	$0.05	$0.11

Diluted - net income	$0.08	$0.05	$0.05	$0.11

Weighted average number of common shares outstanding:
Basic	44,493	44,038	44,384	44,627
Diluted	44,982	44,398	44,825	45,069

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended January 31,
	2026	2025
	(In thousands)
Cash flows from operating activities:
Net income	$2,259	$4,792
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	23,706	23,860
Gain on sale/disposition of assets	(231)	(2,521)
Deferred income taxes	676	(63)
Stock-based compensation expense	6,364	5,724
Non-cash sublease income	(1,341)	(1,287)
Unrealized gain on marketable securities	(407)	—
Changes in operating assets and liabilities:
Accounts receivable	5,034	1,629
Inventories	14,576	(38,439)
Prepaid expenses and other current assets	(1,442)	(3,015)
Income taxes	(4,205)	(4,713)
Accounts payable	(893)	(16,750)
Accrued payroll and incentives	2,186	(8,160)
Accrued profit sharing	(3,247)	(7,201)
Accrued expenses and deferred revenue	(3,268)	(2,244)
Accrued warranty	(135)	(377)
Other assets	105	946
Other non-current liabilities	(123)	(232)

Net cash provided by/(used in) operating activities	39,614	(48,051)

Cash flows from investing activities:
Purchases of marketable securities	(4,634)	—
Payments to acquire patents and software	(62)	(150)
Proceeds from sale of property and equipment	136	2,668
Payments to acquire property and equipment	(18,914)	(14,314)

Net cash used in investing activities	(23,474)	(11,796)

Cash flows from financing activities:
Proceeds from loans and notes payable	25,000	70,000
Payments on notes and loans payable	(30,000)	—
Cash paid for debt issuance costs	(219)	(941)
Payments on finance lease obligation	(144)	(134)
Payments to acquire treasury stock	—	(25,468)
Dividend distribution	(17,444)	(17,375)
Proceeds to acquire common stock from employee stock purchase plan	743	749
Payment of employee withholding tax related to restricted stock units	(886)	(1,119)

Net cash (used in)/provided by financing activities	(22,950)	25,712

Net decrease in cash and cash equivalents	(6,810)	(34,135)
Cash and cash equivalents, beginning of period	25,231	60,839

Cash and cash equivalents, end of period	$18,421	$26,704

Supplemental disclosure of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$4,464	$4,219
Income taxes	$3,743	$7,098

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	January 31, 2026		January 31, 2025		January 31, 2026		January 31, 2025
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP net sales	$135,709		$115,885		$345,457		$333,899
Relocation	—		(203)		—		(4,416)

Non-GAAP net sales	$135,709		$115,682		$345,457		$329,483

GAAP gross profit	$35,589	26.2%	$27,947	24.1%	$88,013	25.5%	$86,638	25.9%
Relocation expenses	(129)		1,096		(133)		2,830
Settlement	—		—		—		70

Non-GAAP gross profit	$35,460	26.1%	$29,043	25.1%	$87,880	25.4%	$89,538	27.2%

GAAP operating expenses	$28,876	21.3%	$23,202	20.0%	$80,143	23.2%	$75,882	22.7%
Relocation expenses	10		(149)		372		(586)
S&W Academy grand opening	34		—		(452)		—
Gain on sale of asset	—		2,257		—		2,257

Non-GAAP operating expenses	$28,920	21.3%	$25,310	21.9%	$80,063	23.2%	$77,553	23.5%

GAAP operating income	$6,713	4.9%	$4,745	4.1%	$7,870	2.3%	$10,756	3.2%
Settlement	—		—		—		70
Relocation expenses	(139)		1,245		(505)		3,416
S&W Academy grand opening	(34)		—		452		—
Gain on sale of asset	—		(2,257)		—		(2,257)

Non-GAAP operating income	$6,540	4.8%	$3,733	3.2%	$7,817	2.3%	$11,985	3.6%

GAAP net income	$3,753	2.8%	$2,102	1.8%	$2,259	0.7%	$4,792	1.4%
Settlement	—		—		—		70
Relocation expenses	(139)		1,245		(505)		3,416
S&W Academy grand opening	(34)		—		452		—
Gain on sale of asset	—		(2,257)		—		(2,257)
Tax effect of non-GAAP adjustments	50		311		15		(381)

Non-GAAP net income	$3,630	2.7%	$1,401	1.2%	$2,221	0.6%	$5,640	1.7%

GAAP net income per share—diluted	$0.08		$0.05		$0.05		$0.11
Settlement	—		—		—		—
Relocation expenses	—		0.03		(0.01)		0.08
S&W Academy grand opening	—		—		0.01		—
Gain on sale of asset	—		(0.05)		—		(0.05)
Tax effect of non-GAAP adjustments	—		0.01		—		(0.01)

Non-GAAP net income per share - diluted	$0.08		$0.03	(a )	$0.05		$0.13

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2026	January 31, 2025	January 31, 2026	January 31, 2025
GAAP net income	$3,753	$2,102	$2,259	$4,792
Interest expense	2,081	2,355	5,900	5,881
Income tax expense	1,618	920	2,017	2,079
Depreciation and amortization	7,177	7,548	23,527	23,754
Stock-based compensation expense	2,374	2,002	6,364	5,724
S&W Academy grand opening expense	(34)	—	452	—
Gain on sale of asset	—	(2,257)	—	(2,257)
Settlement	—	—	—	70
Relocation expense	(139)	1,230	(505)	3,143

Non-GAAP Adjusted EBITDAS	$16,830	$13,900	$40,014	$43,186

Non-GAAP Adjusted EBITDAS Margin	12.4%	12.0%	11.6%	13.1%

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH (USED IN) / PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2026	January 31, 2025	January 31, 2026	January 31, 2025
Net cash provided by/(used in) operating activities	$20,456	(9,839)	$39,614	$(48,051)
Payments to acquire property and equipment	(3,633)	(6,310)	(18,914)	(14,314)

Free cash flow	$16,823	$(16,149)	$20,700	$(62,365)